NATIXIS EQUITY FUNDS

NATIXIS DIVERSIFIED PORTFOLIOS

Supplement dated July 28, 2008, to the Statement of Additional Information – Part II (the “SAI”) dated May 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, sub-paragraph (2) of the second paragraph within the section “Portfolio Holdings Information” is replaced with the following:

(2)	Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds’ principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end), Latent Zero (periodic disclosure of full portfolio holdings of the Hansberger International Fund for trade order management services) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

Effective immediately, the third paragraph within the section “Portfolio Holdings Information” is amended and restated as follows:

With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entities that receive information pursuant to this exception are Evare LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Hansberger International Fund; Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Dreman subadvised discipline of the Natixis Moderate Diversified Portfolio; GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the disciplines of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio managed by Active Investment Advisors; Bloomberg (daily disclosure of full portfolio holdings) for the purpose of performing attribution analysis with respect to the Loomis Sayles sub-advised equity segments of Natixis U.S. Diversified Portfolio and Natixis Moderate Diversified Portfolio; Electra (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Loomis Sayles sub-advised segments of the Funds; Lehman Point and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Loomis Sayles sub-advised fixed income segments of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio; and Glass Lewis & Co., LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed for the securities held within the AEW Real Estate Fund and the AEW sub-advised segment of Natixis Income Diversified Portfolio, Thomson Financial (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of performing attribution analysis with respect to AEW Real Estate Fund and the AEW sub-advised segment of Natixis Income Diversified Portfolio. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Funds’ Board of Trustees exercises oversight of the disclosure of the Funds’ portfolio holdings by reviewing, on a periodic basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

SP390-0708